[JANUS LOGO]











                                             Lincoln National
                                             Capital Appreciation Fund, Inc.
                                             Annual Report
                                             December 31, 1998

Lincoln National Capital Appreciation Fund, Inc.


Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Capital Appreciation Fund, Inc.


Managed by:    [JANUS LOGO]


The Fund returned 37.96% for the year ended December 31, 1998. It's benchmark, the S&P 500 Index, returned 28.76% in 1998.

The past year was a study in contrasts. The first half of the year was similar to the narrow markets of the past few years, when liquidity needs made the mega-cap companies the most attractive. Although the rally was broad in the first quarter, in the second quarter, the market narrowed significantly. In July and August, nagging concerns over the flailing Japanese economy combined with disturbing developments in Russia and Brazil ignited a sell-off that lasted the remainder of the third quarter. The many faces of the summer's tumult frightened many investors out of riskier securities. This much-publicized "flight-to-quality" created a liquidity crunch that forced the Federal Reserve to lower interest rates three times. Peripherally, this sent a clear message to investors that the Fed regarded the developments in emerging markets as a serious threat to the health of the U.S. economy.

As a result, the market rallied, and although the rally was initially broad, towards the end of the year it narrowed once again. However, the narrow rallies of the recent past were selective on the basis of liquidity, the fourth quarter rally was led by companies exhibiting solid fundamentals. This run-up was somewhat surprising, especially when one considers the prevalence of potential negative distractions: the attack on Iraq; the impeachment of our President; and a bevy of earnings pre-warnings by several multinational corporations. The market assumed a "teflon-like" quality in which even the most negative events could not transform the bulls into bears.

Considering the negative news that dominated the headlines during the past twelve months, our performance is that much more gratifying. However, we should note that--the summer's financial crisis notwithstanding--much of the negative news was simply irrelevant to the domestic economic picture. If one were to ask a cross-section of Americans how the Presidential impeachment and concurrent attack on Iraq influenced their consumption, the average American would probably say that it would be negligible.

Conversely, the events in the Pacific Rim had a very real impact on the global economy. As the U.S. macroeconomic tailwind diminished, many companies endured difficult sailing. Fortunately, at the beginning of 1998, we decided to pare back the number of our holdings and concentrate in the companies that we believed possessed an irrepressible vigor. That is not to say that we had foreseen any of the summer's drama. Instead, the depth of our research on these companies was such that we felt they were poised for growth and had such tremendous momentum that the business environment would have to make an acute turn for the worse before their progress could be hindered.

Although each of the Fund's holdings were selected one at a time, some themes emerged. Our technology stocks had a stellar year. For example, Cisco Systems has entrenched itself as the dominant hardware supplier to the Internet, and we believe that the Internet story has yet to unfold completely. Our cable holdings also helped performance. Much of the cable industry is either completing or near the completion of an upgrade of it cable lines. This new pipeline will have substantial broadband capabilities, allowing for an expansion in product breadth, from telephone to Internet access. In addition, two of our holdings, Time Warner and Comcast, possess substantial assets that complement their core businesses. For instance, Time Warner's music business is picking up steam and its television programming unit has several popular shows in syndication. With minimal incremental costs, these syndicated shows are cash cows.

Our pharmaceutical companies also contributed positively. Our drug holdings have held onto a scarce competitive edge: pricing power. Many of our holdings, such as Pfizer and Warner-Lambert, have recently released blockbuster drugs, yet also have full research and development pipelines. However, concern is mounting in Washington about drug price inflation. We will monitor this situation closely.

While much of the Fund performed well, our financial holdings, such as BankAmerica and Morgan Stanley Dean Witter, were disappointing. We sold these companies after we grew concerned that the quality of some of their assets was deteriorating along with their profitability. As the financial stocks fell substantially in the summer, we sold into the decline.

While the next six months might not offer the most ideal environment for many businesses, from a fundamental perspective, we like our holdings. The prominent themes in the Fund--technology, pharmaceuticals, and cable--are ones upon which we believe our culture will become increasingly reliant. Should 1999 look anything like the fourth quarter of 1998, we believe that the market will appreciate the fundamental merits of our holdings and will pay a premium to access their reliable earnings growth.

Jim Craig

Growth of $10,000 invested 1/3/94 through 12/31/98

                              1/3/94   12/31/98
Capital Appreciation Fund    $10,000    $29,366
S&P 500 Index                $10,000    $26,964

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund on 1/3/94. As the chart shows, by December 31, 1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $26,964. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,366. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return                   Ended
on investments                          12/31/98
------------------------------------------------
One Year                                +37.96%
------------------------------------------------
Lifetime
(since 1/3/94)                          +21.94%
------------------------------------------------

Lincoln National

Capital Appreciation Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:

                                                 Number        Market
Common Stock:                                    of Shares      Value
---------------------------------------------------------------------------
Automobile & Auto Parts: 1.3%
---------------------------------------------------------------------------
Federal-Mogul                                     174,425   $ 10,378,288
---------------------------------------------------------------------------

Banking, Finance & Insurance: 12.4%
---------------------------------------------------------------------------
American Express                                   80,000      8,180,000
Bank of New York                                  545,725     21,965,431
Federal Home Loan                                  98,865      6,370,613
Federal National Mortgage                          90,035      6,662,590
Firstar                                            64,370      6,002,503
M & T Bank                                         13,450      6,979,709
Newcourt Credit Group                             290,475     10,148,470
Northern Trust                                     54,005      4,713,624
Progressive                                        34,440      5,833,275
Schwab (Charles)                                  327,600     18,407,025
---------------------------------------------------------------------------
                                                              95,263,240

Cable, Media & Publishing: 18.5%
---------------------------------------------------------------------------
Adelphia Communications Class A*                  176,915     8,104,918
Chancellor Media Class A*                         150,660     7,208,139
Cox Communications Class A*                       265,130    18,327,111
Infinity Broadcasting Class A*                    268,820     7,358,948
MediaOne Group                                    256,060    12,034,820
Meredith                                          151,225     5,727,647
Tele-Communications Class A Liberty Media*        192,555     8,875,582
Tele-Communications Class A*                      159,485     8,826,498
Time Warner                                       662,222    41,099,153
Univision Communications Class A*                 201,450     7,289,972
Wolters Kluwer NV (Netherlands)                    84,242    18,029,275
---------------------------------------------------------------------------
                                                            142,882,063

Chemicals: 0.7%
---------------------------------------------------------------------------
Cytec Industries*                                 107,780     2,290,325
Monsanto                                           67,510     3,206,725
---------------------------------------------------------------------------
                                                              5,497,050

Computers & Technology: 28.7%
---------------------------------------------------------------------------
America Online                                    120,000    19,200,000
Automatic Data Processing                         100,000     8,018,750
Cadence Design Systems*                           337,185    10,031,254
Cisco Systems*                                    378,718    35,161,599
Dell Computer*                                    100,000     7,321,875
EMC                                               231,510    19,678,350
HBO & Company                                     549,000    15,766,594
International Business Machines                   104,495    19,305,451
Linear Technology                                 240,700    21,550,172
Microsoft*                                        250,000    34,632,813
Oracle*                                            50,000     2,157,813
Sun Microsystems*                                 198,970    17,024,371
Veritas Software*                                  64,610     3,868,524
Wind River Systems*                               165,000     7,744,688
---------------------------------------------------------------------------
                                                            221,462,254

Electronics & Electrical Equipment: 5.4%
---------------------------------------------------------------------------
Maxim Integrated Products*                        366,700    16,008,747
Nokia                                             104,910    12,635,098
Pittway                                            99,374     3,285,553
Texas Instruments                                 110,000     9,411,875
---------------------------------------------------------------------------
                                                             41,341,273

Food, Beverage & Tobacco: 0.6%
---------------------------------------------------------------------------
U.S. Foodservice*                                  88,725     4,347,525
---------------------------------------------------------------------------

Healthcare & Pharmaceuticals: 15.1%
---------------------------------------------------------------------------
Alza*                                             127,365     6,654,821
McKesson                                          165,580    13,091,169
Medtronic                                          90,000     6,682,500
Merck & Company                                    45,480     6,716,828


                                                 Number        Market
Common Stock:                                    of Shares      Value
---------------------------------------------------------------------------
Omnicare                                           66,250   $ 2,302,188
Pfizer                                            213,285    26,753,937
Pharmacia & Upjohn                                114,680     6,493,755
Schering-Plough                                   157,110     8,680,328
Tyco International                                370,244    27,930,282
Warner-Lambert                                    151,825    11,415,342
---------------------------------------------------------------------------
                                                            116,721,150

Industrial Machinery: 1.2%
---------------------------------------------------------------------------
Dionex*                                           247,500     9,126,563
---------------------------------------------------------------------------

Leisure, Lodging & Entertainment: 0.7%
---------------------------------------------------------------------------
Carnival Cruise Lines                             118,450     5,685,600
---------------------------------------------------------------------------

Metals & Mining: 0.5%
---------------------------------------------------------------------------
Outdoor Systems*                                  121,330     3,639,900
---------------------------------------------------------------------------

Miscellaneous: 1.1%
---------------------------------------------------------------------------
Robert Half International*                        180,657     8,073,110
---------------------------------------------------------------------------

Retail: 5.2%
---------------------------------------------------------------------------
Costco Companies                                  214,020    15,483,009
Home Depot                                         62,990     3,854,201
Meyer(Fred)*                                       76,300     4,597,075
Staples*                                          200,000     8,743,750
Wal-Mart Stores                                    92,010     7,493,064
---------------------------------------------------------------------------
                                                             40,171,099

Telecommunications: 7.3%
---------------------------------------------------------------------------
Clear Channel Communications                      188,505    10,273,523
Comcast - Special Class A                         555,155    32,598,003
Hyperion Telecommunications*                      105,000     1,601,251
MCI Worldcom*                                     162,860    11,690,294
---------------------------------------------------------------------------
                                                             56,163,071

Total Common Stock: 98.7%
(Cost $509,179,105)                                         760,752,186
---------------------------------------------------------------------------

                                                  Par
Money Market Instruments:                        Amount
---------------------------------------------------------------------------
CIT Group Holdings
5.17%, 1/4/99                                  $8,500,000     8,496,248
---------------------------------------------------------------------------

Total Money Market Instruments: 1.1%
(Cost $8,496,248)                                             8,496,248
---------------------------------------------------------------------------

Total Investments: 99.8%
(Cost $517,675,353)                                         769,248,434
---------------------------------------------------------------------------
Other Assets Over Liabilities: 0.2%                           1,487,918
---------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $21.772 per share
based on 35,400,021 shares
issued and outstanding)                                    $770,736,352
===========================================================================

* Non income producing security.

See accompanying notes to financial statements.

Lincoln National Capital Appreciation Fund, Inc.

Statement of Operations

Year ended December 31, 1998

Investment income:
 Dividends                                                       $ 2,617,237
-----------------------------------------------------------------------------
 Interest                                                          2,035,124
-----------------------------------------------------------------------------
 Less: Foreign withholding tax                                       (87,950)
-----------------------------------------------------------------------------
  Total investment income                                          4,564,411
-----------------------------------------------------------------------------

Expenses:
 Management fees                                                   4,265,160
-----------------------------------------------------------------------------
 Accounting fees                                                     236,512
-----------------------------------------------------------------------------
 Printing and postage                                                 66,234
-----------------------------------------------------------------------------
 Custodial fees                                                       63,026
-----------------------------------------------------------------------------
 Directors fees                                                        4,200
-----------------------------------------------------------------------------
 Other                                                                25,104
-----------------------------------------------------------------------------
  Total expenses                                                   4,660,236
-----------------------------------------------------------------------------
Net investment loss                                                  (95,825)
-----------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments and
foreign currency:
 Net realized gain (loss) on:
  Investment transactions                                          7,561,560
-----------------------------------------------------------------------------
  Foreign currency transactions                                     (423,575)
-----------------------------------------------------------------------------
  Net realized gain on investments
  and foreign currency transactions                                7,137,985
-----------------------------------------------------------------------------
 Net change in unrealized appreciation of:
-----------------------------------------------------------------------------
  Investments                                                    187,311,547
-----------------------------------------------------------------------------
  Foreign currency                                                     4,592
-----------------------------------------------------------------------------
  Net change in unrealized appreciation on investments and
   foreign currency                                              187,316,139
-----------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                         194,454,124
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                       $194,358,299
=============================================================================


Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997


                                                 Year ended     Year ended
                                                 12/31/98       12/31/97
                                                 ---------------------------
Changes from operations:
----------------------------------------------------------------------------
 Net investment income (loss)                    $    (95,825)  $  1,290,717
----------------------------------------------------------------------------
 Net realized gain on investment
 and foreign currency transactions                  7,137,985     47,580,432
----------------------------------------------------------------------------
 Net change in unrealized appreciation
 of investments and foreign currency              187,316,139     28,947,184
----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         194,358,299     77,818,333
----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                             (1,290,717)             -
----------------------------------------------------------------------------
 Net realized gain on investments                 (47,582,501)   (10,296,305)
----------------------------------------------------------------------------
  Total distributions to shareholders             (48,873,218)   (10,296,305)
----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         174,215,604    116,271,782
----------------------------------------------------------------------------
  Total increase in net assets                    319,700,685    183,793,810
----------------------------------------------------------------------------
Net Assets, beginning of year                     451,035,667    267,241,857
----------------------------------------------------------------------------
Net Assets, end of year                          $770,736,352   $451,035,667
----------------------------------------------------------------------------

See accompanying notes to financial statements.

Lincoln National Capital Appreciation Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout the period)

                                            Period ended December 31,
                                                1998       1997      1996        1995       1994(3)
                                            -------------------------------------------------------
Net asset value, beginning of period          $17.530    $14.504   $12.916     $10.152    $10.000
Income (loss) from investment operations:
 Net investment income (loss)(2)               (0.003)     0.050     0.135       0.116      0.134
 Net realized and unrealized gain
  on investments and foreign currency           6.127      3.510     2.051       2.764      0.152
                                            -------------------------------------------------------
 Total from investment operations               6.124      3.560     2.186       2.880      0.286
                                            -------------------------------------------------------
Less dividends and distributions:
 Dividends from net investment income          (0.050)         -    (0.135)     (0.116)    (0.134)
 Distributions from net realized gain on
  investment transactions                      (1.832)    (0.534)   (0.463)          -          -
                                            -------------------------------------------------------
Total dividends and distributions              (1.882)    (0.534)   (0.598)     (0.116)    (0.134)
                                            -------------------------------------------------------
Net asset value, end of period                $21.772    $17.530   $14.504     $12.916    $10.152
                                            =======================================================
Total Return(1)                                 37.96%     25.29%    18.02%      28.69%      2.71%
 Ratios and supplemental data:
 Ratio of expenses to average net assets         0.83%      0.89%     0.93%       1.07%      1.18%
 Ratio of net investment income (loss)
  to average net assets                         (0.01%)     0.35%     0.99%       1.00%      1.33%
Portfolio Turnover                              77.99%    137.07%    92.73%     195.63%    185.28%
Net assets, end of period (000 omitted)      $770,736   $451,036   $267,242   $127,936   $ 52,904

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).
(2) Per share information for the year ended December 31, 1998 was based on the average shares outstanding method.
(3) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis. See accompanying notes to financial statements.

Lincoln National Capital Appreciation Fund, Inc.
Notes to Financial Statements
December 31, 1998

The Fund: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products. The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. Significant Accounting Policies
Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rates.

2. Other Assets Over Liabilities The statement of net assets account "Other Assets Over Liabilities" at December 31, 1998 consisted of the following assets (liabilities):

Cash                                    $ 89,003
-------------------------------------------------
Receivable for dividends earned          160,308
-------------------------------------------------
Receivable for securities sold         1,309,269
-------------------------------------------------
Receivable for capital shares sold       465,030
-------------------------------------------------
Payable for securities purchased         (19,511)
-------------------------------------------------
Payable for capital shares redeemed         (869)
-------------------------------------------------
Management fees payable                 (428,823)
-------------------------------------------------
Other, net                               (86,489)
-------------------------------------------------
                                      $1,487,918
                                      ==========

3. Management Fees and Other Transactions With Affiliates Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of average daily net assets of the Fund on the first $500 million and .70% in excess of $500 million. The sub-advisor, Janus Capital Management, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                      $ 354,000
------------------------------------------------------------------------
Paid in capital in excess of par value of shares issued     511,245,188
------------------------------------------------------------------------
Accumulated net realized gain on investments                  7,559,491
------------------------------------------------------------------------
Net unrealized appreciation of investments and
------------------------------------------------------------------------
foreign currencies                                          251,577,673
------------------------------------------------------------------------
                                                           $770,736,352
                                                           ============
** The Fund has 50,000,000 authorized shares.

5. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1998 are as follows:

     Aggregate      Aggregate      Gross          Gross          Net
     Cost of        Proceeds       Unrealized     Unrealized     Unrealized
     Purchases      From Sales     Appreciation   Depreciation   Appreciation
     ------------------------------------------------------------------------
     $551,843,683   $413,999,356   $256,261,250   $(4,688,169)   $251,573,081

6. Market Risks The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At December 31, 1998 the Fund did not have investments in excess of 5% of net assets in any individual foreign country.

7. Summary of Changes From Capital Share Transactions

                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 7,536,050  $138,042,283  2,876,629  $48,873,218  (741,305)  $(12,699,897)  9,671,374  $174,215,604
Year ended
 December 31, 1997: 6,645,666   106,951,391    836,415   12,215,979  (178,409)    (2,895,588)  7,303,672   116,271,782

8. Distributions to Shareholders
The Fund declares and distributes a dividend on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National Capital Appreciation Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Directors
Lincoln National Capital Appreciation Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Capital Appreciation Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Capital Appreciation Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 5, 1999